--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 19, 2000


                         EQUITY OFFICE PROPERTIES TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                MARYLAND                    1-13115               36-4151656
--------------------------------------------------------------------------------
   (State or other jurisdiction of       (Commission File     (I.R.S. Employer
   incorporation or organization)           Number)          Identification No.)

TWO NORTH RIVERSIDE PLAZA
SUITE 2100, CHICAGO, ILLINOIS                                     60606
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (312) 466-3300
                                                          ---------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

                           Exhibit Index is on page 12.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 19, 2000, Equity Office, Cornerstone Properties Inc., EOP Operating Limited Partnership and Cornerstone Properties Limited Partnership completed their mergers. Upon completion of the mergers, Equity Office owned and operated a portfolio of 378 buildings representing 96.8 million square feet of office space in 24 states and the District of Columbia.

         Under the terms of the merger agreement, each outstanding Cornerstone Partnership unit was converted into 0.7009 of a class A unit of EOP Partnership in the merger of Cornerstone Partnership with and into EOP Partnership. EOP Partnership issued a total of 104,713,067 class A units in the partnership merger, including 92,314,264 class A units that were issued to Cornerstone Properties Inc., the general partner of Cornerstone Partnership. In addition, EOP Partnership issued to Cornerstone 3,030,303 series D convertible preferred units, convertible into 2,123,939 class A units of EOP Partnership, in exchange for 3,030,303 convertible preferred units of Cornerstone Partnership held by Cornerstone.

         Following the partnership merger, Cornerstone was merged with and into Equity Office, the general partner of EOP Partnership. In the merger of Cornerstone with and into Equity Office, Equity Office acquired the 92,314,264 class A units and 3,030,303 series D convertible units of EOP Partnership owned by Cornerstone following the partnership merger, and each outstanding share of Cornerstone common stock was exchangeable either for $18.00 in cash, without interest, or 0.7009 of an Equity Office common share, subject to proration if either the cash election or the share election was oversubscribed, and the outstanding Cornerstone 7% cumulative convertible preferred stock was converted into the right to receive $18.00 per share in cash plus accrued dividends to the closing date. The aggregate consideration paid by Equity Office in the merger of Cornerstone with and into Equity Office consisted of approximately $1.1 billion in cash and 51,274,811 Equity Office common shares. Equity Office obtained the cash portion of the merger consideration from EOP Partnership in exchange for 43,163,392 class A units previously owned by Equity Office prior to the partnership merger. Following the merger of Cornerstone into Equity Office, Equity Office converted the 3,030,303 Series D convertible units into 2,123,939 class A units of EOP Partnership.

         After giving effect to all of the foregoing transactions, EOP Partnership had a total of 345,335,596 issued and outstanding class A units, of which 300,165,470 were owned by Equity Office and the remainder were held by third parties, and 7,994,000 issued and outstanding series A preferred units, 6,000,000 issued and outstanding series B preferred units and 4,562,900 issued and outstanding series C preferred units, all of which were owned by Equity Office.

         After giving effect to the foregoing transactions, Equity Office had a total of 300,165,470 issued and outstanding common shares, 7,994,000 issued and outstanding series A preferred shares, 6,000,000 series B convertible, cumulative preferred shares and 4,562,900 issued and outstanding series C preferred shares.

      In connection with these transactions, EOP Partnership and its subsidiaries assumed approximately $1.8 billion of debt of Cornerstone Partnership and its subsidiaries. In addition, EOP Partnership recently closed a new $1 billion unsecured credit facility which matures in May 2003, with a one-year extension option. Approximately 97% of amounts drawn under the new credit facility will be guaranteed by Equity Office. EOP Partnership's existing $1 billion revolver was fully drawn upon at the closing of the above described mergers and matures in May 2001.

      Effective as of the closing of the merger of Cornerstone with and into Equity Office, the Equity Office Board of Trustees was expanded from 11 to 14. The new members are William Wilson III, formerly chairman of the board of Cornerstone (for a term of office expiring at the 2003 annual meeting of shareholders); John S. Moody, formerly president and chief executive officer of Cornerstone (for a term of office expiring at the 2002 annual meeting of shareholders); and Jan H.W. R. van der Vlist, director of real estate for PGGM (for a term of office expiring at the 2003 annual meeting of shareholders).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)    Financial statements of business acquired.

      Audited Consolidated Financial Statements of Cornerstone as of December 31, 1999 and 1998 and for the years ended December 31, 1999, 1998 and 1997 (incorporated by reference to pages F-1 to F-30 of Cornerstone's 1999 Annual Report on Form 10-K, File No. 1-12681, as filed with the SEC on March 27, 2000, and attached hereto as Exhibit 99.1).

      Condensed Consolidated Financial Statements of Cornerstone as of March 31, 2000 and for the three months ended March 31, 2000 and 1999 (incorporated herein by reference to pages 2 to 19 of Cornerstone's Form 10-Q for the quarter ended March 31, 2000, File No. 1-12681, as filed with the SEC on May 15, 2000, and attached hereto as Exhibit 99.2).

      (b) Pro forma financial information.

The required pro forma financial information is set forth below.

                         EQUITY OFFICE PROPERTIES TRUST
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           MARCH 31, 2000 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                EQUITY OFFICE                                             EQUITY OFFICE
                                                 PROPERTIES     CORNERSTONE                                 PROPERTIES
                                                    TRUST      PROPERTIES INC.   MERGER AND OTHER             TRUST
                                                 HISTORICAL      HISTORICAL      ADJUSTMENTS (A)            PRO FORMA
                                             ------------------------------------------------------       ----------------
ASSETS:
Investment in real estate, net               $      12,497,425  $    3,814,740  $           568,749   (B)  $  16,880,914
Cash and cash equivalents                               16,376          27,199                    -   (C)         43,575
Rent and other receivables                             193,622         102,811             (84,203)   (D)        212,230
Escrow deposits and restricted cash                     68,258          71,844                    -              140,102
Investment in unconsolidated joint
ventures                                               875,459          31,827                8,275   (B)        915,561
Prepaid expenses and other assets                      438,693         105,677             (49,897)   (E)        494,473
                                             ------------------------------------------------------       ----------------
TOTAL ASSETS                                 $      14,089,833  $    4,154,098  $           442,924        $  18,686,855
                                             ======================================================       ================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Mortgage debt                                $       1,576,367  $    1,383,111  $          (49,053)   (F)  $   2,910,425
Unsecured notes                                      4,154,417               -                    -            4,154,417
Lines of credit                                        232,000         355,100            1,186,472   (G)      1,773,572
Dividend/distribution payable                          121,478          29,714                    -              151,192
Other liabilities                                      403,090         117,090                    -              520,180
                                             ------------------------------------------------------       ----------------
TOTAL LIABILITIES                                    6,487,352       1,885,015            1,137,419            9,509,786
                                             ------------------------------------------------------       ----------------
Commitments and contingencies
Minority Interests:
     EOP Partnership                                   818,628         283,221               47,373   (H)      1,149,222
     Partially owned properties                         40,006          22,977                    -               62,983
                                             ------------------------------------------------------       ----------------
TOTAL MINORITY INTERESTS                               858,634         306,198               47,373            1,212,205
                                             ------------------------------------------------------       ----------------
Shareholders' Equity:
     Preferred shares                                  613,923          50,000             (50,000)   (I)        613,923
     Common shares                                       2,483               -                  495   (J)          2,978
     Additional paid in capital                      6,127,441       1,912,885            (692,363)   (K)      7,347,963
                                             ------------------------------------------------------       ----------------
TOTAL SHAREHOLDERS' EQUITY                           6,743,847       1,962,885            (741,868)            7,964,864
                                             ------------------------------------------------------       ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $      14,089,833  $    4,154,098  $           442,924        $  18,686,855
                                             ======================================================       ================

                         EQUITY OFFICE PROPERTIES TRUST
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
             FOR THE THREE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                  EQUITY OFFICE     CORNERSTONE         MERGER              EQUITY OFFICE
                                                PROPERTIES TRUST  PROPERTIES INC.      AND OTHER          PROPERTIES TRUST
                                                   HISTORICAL        HISTORICAL     ADJUSTMENTS (A)           PRO FORMA
                                             -------------------------------------------------------     --------------------
REVENUES:
     Rental ................................   $          358,366  $       113,585  $          1,594 (L)  $         473,545
     Tenant reimbursements .................               62,983           26,592                 -                 89,575
     Parking ...............................               26,731            6,748                 -                 33,479
     Other .................................               12,856            1,681                 -                 14,537
     Fee income ............................                2,235                -                 -                  2,235
     Interest/dividends ....................                5,704            2,240                 -                  7,944
                                             -------------------------------------------------------     --------------------
     Total revenues ........................              468,875          150,846             1,594                621,315
                                             -------------------------------------------------------     --------------------
EXPENSES:
     Interest:
         Expense incurred ..................              100,532           30,516            21,448 (M)            152,496
         Amortization of deferred financing
           costs ...........................                1,377              523             1,752 (N)              3,652
     Depreciation ..........................               83,889           21,879             3,021 (O)            108,789
     Amortization ..........................                4,386            2,470            (2,470)(P)              4,386
     Real estate taxes .....................               57,910           18,137                 -                 76,047
     Insurance .............................                2,740              753                 -                  3,493
     Repairs and maintenance ...............               47,899           11,942                 -                 59,841
     Property operating ....................               46,788           14,340                 -                 61,128
     Ground rent ...........................                2,024              345                 -                  2,369
     General and administrative ............               19,651            7,023                 - (Q)             26,674
                                             -------------------------------------------------------     --------------------
     Total expenses ........................              367,196          107,928            23,751                498,875
                                             -------------------------------------------------------     --------------------
Income before allocation to minority interests,
     income from investment in unconsolidated
     joint ventures and net gain on sales of
     real estate ...........................             101,679           42,918            (22,157)               122,440
Minority Interests:
     EOP Partnership .......................             (12,416)          (5,436)               704 (R)           (17,148)
     Partially owned properties ............                (553)          (1,474)                 -                (2,027)
Income from investment in unconsolidated joint
     ventures ..............................              11,374              110                (44) (S)           11,440
Carrying value in excess of market value of
     assets held for sale...................                   -             (803)                 -                  (803)
Net gain on sales of real estate ...........               3,862            2,260                  -                 6,122
                                             -------------------------------------------------------     --------------------
Net income from continuing operations ......             103,946           37,575            (21,497)              120,024
Put option settlement ......................              (1,030)               -                  -                (1,030)
Preferred distributions ....................             (10,697)            (875)               875 (T)           (10,697)
                                             -------------------------------------------------------     --------------------
Net income from continuing operations before
extraordinary items available for
     common shares .........................   $          92,219  $         36,700  $       (20,622)      $        108,297
                                             =======================================================     ====================
Net income from continuing operations before
     extraordinary items per weighted average
     common share outstanding - basic ......   $            0.37  (U)                                     $           0.36   (U)
                                             ====================                                        ====================
Weighted average common shares outstanding -
     basic .................................         247,695,287                                               297,170,441
                                             ====================                                        ====================
Net income from continuing operations before
     extraordinary items per weighted average
     common share outstanding - diluted ....   $            0.37  (U)                                     $           0.36   (U)
                                             ====================                                        ====================
Weighted average common shares outstanding -
     diluted ...............................         283,568,648                                               347,379,891
                                             ====================                                        ====================

                         EQUITY OFFICE PROPERTIES TRUST
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     EQUITY OFFICE           CORNERSTONE               MERGER
                                                                   PROPERTIES TRUST        PROPERTIES INC.           AND OTHER
                                                                      HISTORICAL              HISTORICAL          ADJUSTMENTS (A)
-----------------------------------------------------------------------------------------------------------------------------------
Revenues:
       Rental ............................................       $   1,493,196           $     455,204         $      6,181 (L)
       Tenant reimbursements .............................             281,358                 121,385                    -
       Parking ...........................................             112,204                  27,343                    -
       Other .............................................              32,298                   5,730                    -
       Fee income ........................................               8,939                   2,677                    -
       Interest/dividends ................................              14,248                   4,211                    -
                                                                 ----------------------------------------------------------
            Total revenues ...............................           1,942,243                 616,550                6,181
                                                                 ----------------------------------------------------------
Expenses:
       Interest:
           Expense incurred ..............................             413,995                 135,755               89,816 (M)
           Amortization of deferred financing costs ......               4,693                   2,004                3,669 (N)
       Depreciation ......................................             339,751                  87,971               12,086 (O)
       Amortization ......................................              14,545                   8,755               (8,755)(P)
       Real estate taxes .................................             243,778                  71,554                    -
       Insurance .........................................               9,589                   3,548                    -
       Repairs and maintenance ...........................             209,630                  74,728                    -
       Property operating ................................             199,879                  52,947                    -
       Ground rent .......................................               6,887                   1,407                    -
       General and administrative ........................              80,927                  27,006                    - (Q)
                                                                 ----------------------------------------------------------
            Total expenses ...............................           1,523,674                 465,675               96,816
                                                                 ----------------------------------------------------------
Income before allocation to minority interests,
       income from investment in unconsolidated
       joint ventures and net gain on sales of real
       estate ............................................             418,569                 150,875              (90,635)
Minority Interests:
       EOP Partnership ...................................             (48,172)                (34,982)               1,574 (R)
       Partially owned properties ........................              (1,981)                 (5,755)                   -
Income from investment in unconsolidated joint
       ventures ..........................................              13,824                     898                 (176)(S)
Net gain on sales of real estate .........................              59,661                 131,034                    -
                                                                 ----------------------------------------------------------
Net income from continuing operations ....................             441,901                 242,070              (89,237)
Put option settlement ....................................              (5,658)                      -                    -
Preferred distributions ..................................             (43,603)                 (3,500)               3,500 (T)
                                                                 ----------------------------------------------------------

Net income from continuing operations before extraordinary
       items and cumulative effect of a change in
       accounting principle available for common shares ..       $     392,640           $     238,570        $     (85,737)
                                                                 ==========================================================

Net income from continuing operations before extraordinary
       items and cumulative effect of a change in
       accounting principle per weighted average
       common share outstanding - basic ..................       $        1.53 (U)
                                                                 =============

Weighted average common shares outstanding - basic .......         256,045,895
                                                                 =============

Net income from continuing operations before extraordinary
       items and cumulative effect of a change in
       accounting principle per weighted average
       common share outstanding - diluted ................       $        1.51 (U)
                                                                 =============

Weighted average common shares outstanding - diluted .....         291,157,204
                                                                 =============

                                                                    EQUITY OFFICE
                                                                   PROPERTIES TRUST
                                                                      PRO FORMA
------------------------------------------------------------    -----------------------
Revenues:
       Rental ............................................         $   1,954,581
       Tenant reimbursements .............................               402,743
       Parking ...........................................               139,547
       Other .............................................                38,028
       Fee income ........................................                11,616
       Interest/dividends ................................                18,459
                                                                   -------------
            Total revenues ...............................             2,564,974
                                                                   -------------
Expenses:
       Interest:
           Expense incurred ..............................               639,566
           Amortization of deferred financing costs ......                10,366
       Depreciation ......................................               439,808
       Amortization ......................................                14,545
       Real estate taxes .................................               315,332
       Insurance .........................................                13,137
       Repairs and maintenance ...........................               284,358
       Property operating ................................               252,826
       Ground rent .......................................                 8,294
       General and administrative ........................               107,933
                                                                   -------------
            Total expenses ...............................             2,086,165
                                                                   -------------
Income before allocation to minority interests,
       income from investment in unconsolidated
       joint ventures and net gain on sales of real
       estate ............................................               478,809
Minority Interests:
       EOP Partnership ...................................               (81,580)
       Partially owned properties ........................                (7,736)
Income from investment in unconsolidated joint
       ventures ..........................................                14,546
Net gain on sales of real estate .........................               190,695
                                                                   -------------
Net income from continuing operations ....................               594,734
Put option settlement ....................................                (5,658)
Preferred distributions ..................................               (43,603)
                                                                   -------------

Net income from continuing operations before extraordinary
       items and cumulative effect of a change in
       accounting principle available for common shares ..         $     545,473
                                                                   =============

Net income from continuing operations before extraordinary
       items and cumulative effect of a change in
       accounting principle per weighted average
       common share outstanding - basic ..................         $        1.79 (U)
                                                                   =============

Weighted average common shares outstanding - basic .......           305,424,355
                                                                   =============

Net income from continuing operations before extraordinary
       items and cumulative effect of a change in
       accounting principle per weighted average
       common share outstanding - diluted ................         $        1.77 (U)
                                                                   =============

Weighted average common shares outstanding - diluted .....           354,965,413
                                                                   =============

                         EQUITY OFFICE PROPERTIES TRUST
               NOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           MARCH 31, 2000 (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


(A) Represents adjustments to record the merger between Equity Office and Cornerstone based upon the assumed purchase price of $4.6 billion assuming a market value of $24.6818 per share of Equity Office's common shares. The calculation of the merger acquisition cost is as follows:

              Issuance of 49.5 million Equity Office common shares and 13.4 million
                 EOP Partnership units based on a .7009 exchange rate in exchange for 70.6 million shares of Cornerstone common stock and 19.1 million
                 Cornerstone Partnership units (see Note H)                                                          $ 1,551,611
              Cash portion of merger consideration:
                 Cornerstone common stock (58,551,525 @ $18.00)                                         1,053,927
                 Cornerstone preferred stock (3,030,303 @ $18.00)                                          54,545      1,108,472
                                                                                               -------------------
              Equity Office's current ownership of 250,700 shares of
                 Cornerstone common stock                                                                                  4,387
              Assumption of Cornerstone's total liabilities                                                            1,885,015
              Adjustment to Cornerstone's mortgage debt to reflect
                 market value (see Note F)                                                                               (49,053)
              Cornerstone's minority interest allocation for
                 partially owned properties                                                                               22,977
              Merger costs (see calculation below)                                                                        78,000
                                                                                                                    -------------

                             Total merger acquisition cost                                                           $ 4,601,409
                                                                                                                    =============

              The following is a calculation of estimated merger costs:
                  Employee termination costs                                                                            $ 43,800
                  Investment advisory fees                                                                                15,000
                  Transfer taxes                                                                                          10,000
                  Legal, accounting and other fees                                                                         7,700
                  Loan assumption fees                                                                                     1,500
                                                                                                                    -------------
                             Total merger acquisition cost                                                              $ 78,000
                                                                                                                    =============

(B) Represents the estimated increase in Cornerstone's investment in real estate based upon the merger acquisition cost to reflect the allocation to other tangible assets of Cornerstone being acquired:

              Meger acquisition cost (see Note A)                                                                    $ 4,601,409
                                                                                                                    -------------
              Less basis of Cornerstone's net assets acquired:
                  Investment in real estate, net                                                                       3,814,740
                  Cash and cash  equivalents                                                                              27,199
                  Rent and other receivables (excluding $84.2 million of
                      deferred rents receivable)                                                                          18,608
                  Escrow deposits and restricted cash                                                                     71,844
                  Investment in unconsolidated joint ventures                                                             31,827
                  Prepaid expenses and other assets (excluding $45.5 million
                      of deferred leasing, financing and other costs (see Note E))                                        60,167
                                                                                                                    -------------
                                 Subtotal                                                                              4,024,385
                                                                                                                    -------------
              Adjustment to record fair value of Cornerstone's investment in
                      real estate and investment in unconsolidated joint ventures, net                                   577,024
              Less adjustment allocated to investment in unconsolidated joint ventures                                    (8,275)
                                                                                                                    -------------
              Adjustment allocated to investment in real estate                                                        $ 568,749
                                                                                                                    =============

(C) There was no change in cash and cash equivalents as a result of the following transactions:

              Anticipated borrowings on additional credit facilities to
                     finance the cash portion of the merger (see Note G)                                             $ 1,186,472
              Less cash portion of merger consideration (see Note A)                                                  (1,108,472)
              Less merger costs (see Note A)                                                                             (78,000)
                                                                                                                    -------------
                    Net adjustment to cash and cash equivalents                                                      $         -
                                                                                                                    =============

(D) Represents the elimination of Cornerstone's deferred rents receivable which arose from the historical straight-lining of rental revenue.

(E) Represents an adjustment for the following:

              Cornerstone's deferred leasing, financing and other costs which were not assigned any value in the allocation of the merger
                   acquisition cost                                                                                    $ (45,510)
              Transfer of Equity Office's current ownership of 250,700 shares
                   of Cornerstone common stock to merger acquisition cost (see Note A)                                    (4,387)
                                                                                                                    -------------
                             Total                                                                                     $ (49,897)
                                                                                                                    =============

(F) To adjust Cornerstone's mortage debt to market value.

(G) To reflect borrowings on additional credit facilities to finance the cash portion of the merger as follows:

              Cash portion of merger consideration (See Note A)                                                      $ 1,108,472
              Merger costs (See Note A)                                                                                   78,000
                                                                                                                    -------------
                  Borrowings on additional credit facilities                                                         $ 1,186,472
                                                                                                                    =============

(H) To adjust minority interests in the EOP Partnership to reflect the merger as follows:




              Equity Office historical common shareholders' equity and minority
                    interests in EOP Partnership                                                                     $ 6,948,552
              Cornerstone historical common shareholders' equity and minority
                    interests in Cornerstone Partnership                                                               2,196,106
              Pro forma adjustments to common shareholders' equity                                                      (644,495)
                                                                                                                    -------------
                  Total                                                                                                8,500,163
              Minority interests ownership percentage of EOP Partnership after
                    the merger (see below)                                                                                 13.52%
                                                                                                                    -------------
              Minority interest ownership of EOP Partnership after the merger                                          1,149,222
              Less historical minority interest ownership of EOP Partnership
                    prior to the merger                                                                                 (818,628)
              Less historical minority interest ownership of Cornerstone
              Partnership prior to the merger                                                                           (283,221)
                                                                                                                    -------------
                  Adjustment to minority interest ownership of EOP
                        Partnership to reflect the merger                                                               $ 47,373
                                                                                                                    =============


     The 13.52% minority interests ownership of EOP Partnership is calculated as follows:

                                                                                       Shares       Units         Shares and Units
                                                                                 -------------------------------------------------
              Shares of Cornerstone common stock and Cornerstone Partnership
                    units outstanding at March 31, 2000                                 129,390,261    19,103,202    148,493,463
              Less shares of Cornerstone common stock redeemed for
                    cash (see Note A)                                                   (58,551,525)            -    (58,551,525)
              Less shares of Cornerstone common stock currently held
                    by Equity Office (see Note A)                                          (250,700)            -       (250,700)
                                                                                 ------------------------------------------------
              Shares of Cornerstone common stock and Cornerstone Partnership units to be converted in the merger into Equity Office
                    common shares and EOP Partnership units at an exchange
                    rate of .7009                                                        70,588,036    19,103,202     89,691,238
                                                                                 ================================================
              Equity Office common shares and EOP Partnership units
                    to be issued in the merger                                           49,475,154    13,389,434     62,864,588
              Equity Office common shares and EOP Partnership units
                    outstanding at March 31, 2000                                       248,329,132    33,163,406    281,492,538
                                                                                 ------------------------------------------------
              Equity Office common shares and EOP Partnership units
                    outstanding after the merger                                        297,804,286    46,552,840    344,357,126
                                                                                 ================================================
              Minority interests ownership percentage of EOP Partnership                     13.52%
                                                                                 ===================
              Equity Office ownership percentage of EOP Partnership                          86.48%
                                                                                 ===================

(I) To record the redemption of Cornerstone's preferred stock into cash (see Note A).

(J) To record the par value of 49.5 million Equity Office common shares issued to Cornerstone common stockholders.

(K) To reflect the net decrease in additional paid in capital associated with the merger as follows:

              Issuance of 49.5 million Equity Office common shares and 13.4 million
                 EOP Partnership units at the .7009 exchange rate, in exchange for 70.6 million shares of Cornerstone common stock and 19.1 million Cornerstone
                 Partnership units (see Note H)                                                           $ 1,551,611
              Less par value of Equity Office common shares issued to Cornerstone common
                 stockholders (see Note J)                                                                       (495)
              Adjustment to minority interests in EOP Partnership (see Note H)                                (47,373)
              Less historical minority interests in the ownership of Cornerstone Partnership                 (283,221)
              Less Cornerstone's historical additional paid in capital                                     (1,912,885)
                                                                                                        --------------
                    Net decrease in paid in capital                                                        $ (692,363)
                                                                                                        ==============

(L) To reflect the adjustment for the straight-line effect of scheduled rent increases.

(M) To reflect the additional interest expense incurred from the additional credit facilities to finance the cash portion of the merger:

                                                                                          For the three
                                                                                           months ended      For the year ended
                                                                                          March 31, 2000     December 31, 1999
                                                                                        ----------------------------------------
           Additional borrowings from  credit facilities (see Note G )                     $1,186,472               $1,186,472
           Weighted average interest rate on the line of credit during the period               7.23%                    7.57%
                                                                                        ----------------------------------------
           Additional annual interest expense                                                  85,790               $   89,816
                                                                                        ----------------------------------------
           Additional interest expense for the period                                      $   21,448
                                                                                        ==================

(N) To reflect additional amortization of the adjustment to Cornerstone's mortgage debt to market value.

(O) To reflect additional depreciation expense related to the adjustment to the investment in real estate

           Adjustment to investment in real estate (see Note B) ..............................       $568,749
           Portion allocated to building and improvements ....................................             85%
                                                                                                     --------
           Adjustment to the depreciable basis of Cornerstone's investment in real estate, net       $483,436
                                                                                                     ========
           Additional depreciation expense based on an estimated useful life of 40 years
           for the year ended December 31, 1999 ..............................................       $ 12,086
                                                                                                     ========
           Additional depreciation expense based on an estimated useful life of 40 years
           for the three months ended March 31, 2000 .........................................       $  3,021
                                                                                                     ========

(P) To reverse Cornerstone's historical amortization of deferred lease commissions due to the write-off of deferred lease commissions as a result of the merger (see Note E).

(Q) Management has estimated that there will be a reduction of annual general and administrative expenses as a result of the merger of approximately $18.0 million on a pro forma basis . The general and administrative expense savings have not been included in the pro forma condensed combined statement of operations. There can be no assurance that Equity Office will be successful in realizing such anticipated cost savings.

(R) To adjust the minority interests income allocation to EOP Partnership after the merger to 13.67% and 13.01% for the three months ended March 31, 2000, and the year ended December 31, 1999, respectively.

(S) To reflect the additional depreciation expense on the adjustment to the depreciable basis of Cornerstone's investment in unconsolidated joint ventures.

           Adjustment to the basis of the investment in unconsolidated joint ventures .........................       $8,275
           Portion allocated to building and improvements .....................................................           85%
                                                                                                                      ------
           Adjustment to the depreciable basis of Cornerstone's investment in unconsolidated joint ventures ...       $7,034
                                                                                                                      ======
           Decrease in income from investment in unconsolidated joint ventures due to additional depreciation expense pertaining to the adjustment to the basis of the investment in joint ventures
             based on an estimated useful life of 40 years for the year ended December 31, 1999 ...............       $  176
                                                                                                                      ======
             based on an estimated useful life of 40 years for the three months ended March 31, 2000 ..........       $   44
                                                                                                                      ======


(T) To adjust Cornerstone's preferred distributions assuming the shares of Cornerstone preferred stock were redeemed for cash on January 1, 2000 and 1999, respectively.

(U) The following table sets forth the computation of basic and diluted earnings per common share:

                                                                            For the three months ended March 31, 2000
                                                                        --------------------------------------------------
  Numerator                                                               Historical                          Pro forma
  ------------------------------------------------------------------------------------------------------------------------
  Net income from continuing operations before extraordinary items and net gain on sales of real estate available for
    common shares ...............................................       $     88,357                         $    102,978
  Net gain on sales of real estate ..............................              3,862                                5,319
                                                                        --------------------------------------------------
Numerator for basic earnings per share - net income from
    continuing operations before extraordinary items
    available for common shares .................................             92,219                              108,297
Minority interest in EOP Partnership                                          12,416                               17,148
Interest expense on convertible promissory note                                    -                                  192
                                                                        --------------------------------------------------

Numerator for diluted earnings per share - net income from
    continuing operations before extraordinary items
    available for common shares .................................       $    104,635                         $    125,637
                                                                        --------------------------------------------------

Denominator
-------------------------------------------------------------------
  Denominator for basic earnings per share - weighted average
    common shares                                                        247,695,287                          297,170,441
                                                                        --------------------------------------------------
  Denominator for diluted earnings per share - weighted average
    common shares                                                        283,568,648                          347,379,891
                                                                        --------------------------------------------------

Basic
-------------------------------------------------------------------
Net income from continuing operations before extraordinary
   items and net gain on sales of real estate available for
  common shares .................................................       $       0.36                         $       0.35
Net gain on sales of real estate ................................               0.01                                 0.01
                                                                        --------------------------------------------------
Net income from continuing operations before extraordinary
   items available for common shares ............................       $       0.37                         $       0.36
                                                                        ==================================================

Diluted
-------------------------------------------------------------------
Net income from continuing operations before extraordinary
   items and net gain on sales of real estate available for
   common shares ................................................       $       0.36                         $       0.35
Net gain on sales of real estate ................................               0.01                                 0.01
                                                                        --------------------------------------------------
Net income from continuing operations before extraordinary
   items available for common shares ............................       $       0.37                         $       0.36
                                                                        ==================================================

                                                                               For the year ended December 31, 1999
                                                                        --------------------------------------------------
  Numerator                                                                 Historical                         Pro forma
  ------------------------------------------------------------------------------------------------------------------------
  Net income from continuing operations before extraordinary items, cumulative effect of a change in accounting
     principle and net gain on sales of real estate available for
    common shares ...............................................       $    332,979                        $     354,778
  Net gain on sales of real estate ..............................             59,661                              190,695
                                                                        --------------------------------------------------
Numerator for basic earnings per share - net income from
  continuing operations before extraordinary items and
    cumulative effect of a change in accounting principle
    available for common shares .................................            392,640                              545,473
Minority interest in EOP Partnership                                          48,172                               81,580
Interest expense on convertible promissory note                                    -                                  746
                                                                        --------------------------------------------------
Numerator for diluted earnings per share - net income from
  continuing operations before extraordinary items and
    cumulative effect of a change in accounting principle
    available for common shares .................................       $    440,812                        $     627,799
                                                                        --------------------------------------------------
Denominator
-------------------------------------------------------------------
  Denominator for basic earnings per share - weighted average
    common shares                                                        256,045,895                          305,424,355
                                                                        --------------------------------------------------
  Denominator for diluted earnings per share - weighted average
    common shares                                                        291,157,204                          354,965,413
                                                                        --------------------------------------------------

Basic
-------------------------------------------------------------------
Net income from continuing operations before extraordinary
   items, cumulative effect of a change in accounting
   principle and net gain on sales of real estate available for
  common shares .................................................       $       1.30                        $        1.16
Net gain on sales of real estate ................................               0.23                                 0.63
                                                                        --------------------------------------------------
Net income from continuing operations before extraordinary
   items and cumulative effect of a change in accounting
   principle available for common shares ........................       $       1.53                        $        1.79
                                                                        ==================================================

Diluted
-------------------------------------------------------------------
Net income from continuing operations before extraordinary
   items, cumulative effect of a change in accounting
   principle and net gain on sales of real estate available for
   common shares ................................................       $       1.31                        $        1.23
Net gain on sales of real estate ................................               0.20                                 0.54
                                                                        --------------------------------------------------
Net income from continuing operations before extraordinary
   items and cumulative effect of a change in accounting
   principle available for common shares ........................       $       1.51                        $        1.77
                                                                        ==================================================

         (c)   Exhibits.

         Exhibit
         Number            Exhibit Description
       ---------           -------------------

         2.1 Agreement and Plan of Merger, dated as of February 11, 2000, as amended on May 11, 2000, among Equity Office, EOP Partnership, Cornerstone and Cornerstone Partnership (incorporated by reference to Annex A to the joint proxy statement/prospectus included in Equity Office's Registration Statement on Form S-4, as amended, as filed with the SEC (File No. 333-33600).

         23.1              Consent of PricewaterhouseCoopers LLP.

         99.1 Audited Consolidated Financial Statements of Cornerstone as of December 31, 1999 and 1998 and for the years ended December 31, 1999, 1998 and 1997 (pages F-1 to F-30 of Cornerstone's 1999 Annual Report on Form 10-K, File No. 1-12681, as filed with the SEC on March 27, 2000).

         99.2 Condensed Consolidated Financial Statements of Cornerstone as of March 31, 2000 and for the three months ended March 31, 2000 and 1999 (Part I of Cornerstone's Form 10-Q for the quarter ended March 31, 2000, File No. 1-12681, as filed with the SEC on May 15, 2000).

         99.3 Voting Agreement, dated February 11, 2000, by and among Equity Office, EOP Partnership, WCP Services, Inc. and Stichting Pensioenfends voor de Gezondheid, Geestelijke en Maatschappelijke Belagen (incorporated herein by reference to Exhibit 10.2 of Equity Office's Form 8-K dated February 16, 2000).

         99.4 Exhibit A to the Maryland Articles of Merger filed by Equity Office on June 19, 2000 with the Maryland Department of Assessments and Taxation setting forth amendments to Equity Office's Declaration of Trust effected as part of the merger of Cornerstone with and into Equity Office.

         99.5              Amended Bylaws of Equity Office.

         99.6 Second Amended and Restated Agreement of Limited Partnership of EOP Partnership.

         99.7.1 Revolving Credit Agreement for $1,000,000,000 Revolving Credit Facility dated as of May 12, 2000 among EOP Operating Limited Partnership and the Banks listed therein.

         99.7.2 Guaranty of Payment -- No. 1, made as of May 12, 2000 between Equity Office Properties Trust and Bank of America, N.A.

         99.7.3 Guaranty of Payment -- No. 2, made as of May 12, 2000 between Equity Office Properties Trust and Bank of America, N.A.

         99.8.1 Third Amended and Restated Credit Agreement for $1,000,000,000 Credit Facility dated as of May 12, 2000 among EOP Operating Limited Partnership and the Banks listed therein.

         99.8.2 Second Amended and Restated Guaranty of Payment, made as of May 12, 2000, between Equity Office Properties Trust and Bank of America, N.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY OFFICE PROPERTIES TRUST

Date:  June 30, 2000                        By:  /s/  Stanley M. Stevens
                                                 -----------------------------
                                                 Stanley M. Stevens
                                                 Executive Vice President, Chief
                                                 Legal Counsel and Secretary

                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER                       EXHIBIT DESCRIPTION                   PAGE
         -------                      -------------------                   ----

         2.1 Agreement and Plan of Merger, dated as of February 11, 2000, as amended on May 11, 2000, among Equity Office, EOP Partnership, Cornerstone and Cornerstone Partnership (incorporated by reference to Annex A to the joint proxy statement/prospectus included in Equity Office's Registration Statement on Form S-4, as amended, as filed with the SEC (File No. 333-33600).

         23.1              Consent of PricewaterhouseCoopers LLP.

         99.1 Audited Consolidated Financial Statements of Cornerstone as of December 31, 1999 and 1998 and for the years ended December 31, 1999, 1998 and 1997 (pages F-1 to F-30 of Cornerstone's 1999 Annual Report on Form 10-K, File No. 1-12681, filed with the SEC on March 27, 2000).

         99.2 Condensed Consolidated Financial Statements of Cornerstone as of March 31, 2000 and for the three months ended March 31, 2000 and 1999 (Part I of Cornerstone's Form 10-Q for the quarter ended March 31, 2000, File No. 1-12681, filed with the SEC on May 15, 2000).

         99.3 Voting Agreement, dated February 11, 2000, by and among Equity Office, EOP Partnership, WCP Services, Inc. and Stichting Pensioenfends voor de Gezondheid, Geestelijke en Maatschappelijke Belagen (incorporated herein by reference to Exhibit 10.2 of Equity Office's Form 8-K dated February 16, 2000).

         99.4 Exhibit A to the Maryland Articles of Merger filed by Equity Office on June 19, 2000 with the Maryland Department of Assessments and Taxation setting forth amendments to Equity Office's Declaration of Trust effected as part of the merger of Cornerstone with and into Equity Office.

         99.5              Amended Bylaws of Equity Office.

         99.6 Second Amended and Restated Agreement of Limited Partnership of EOP Partnership.

         99.7.1 Revolving Credit Agreement for $1,000,000,000 Revolving Credit Facility dated as of May 12, 2000 among EOP Operating Limited Partnership and the Banks listed therein.

         99.7.2 Guaranty of Payment -- No. 1, made as of May 12, 2000, between Equity Office Properties Trust and Bank of America, N.A.

         99.7.3 Guaranty of Payment -- No. 2, made as of May 12, 2000 between Equity Office Properties Trust and Bank of America, N.A.

         99.8.1 Third Amended and Restated Credit Agreement for $1,000,000,000 Credit Facility dated as of May 12, 2000 among EOP Operating Limited Partnership and the Banks listed therein.

         99.8.2 Second Amended and Restated Guaranty of Payment, made as of May 12, 2000, between Equity Office Properties Trust and Bank of America, N.A.